Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER
PURSUANT TO

18 UNITED STATES C. §1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Annual Report of Novavax, Inc. (the “Company”) on Form 10-K for the fiscal period ended December 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stanley C. Erck, President, Chief Executive Officer and Interim Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the dates and periods covered by this Report.

Date: March 14, 2018	By:	/s/ Stanley C. Erck
President, Chief Executive Officer and Interim Chief Financial Officer